Exhibit 99.1

Contact:

Melanie Cost

904-359-1702

Oscar Munoz Named President, CSX Corporation

Michael Ward to Remain Chairman & CEO

Cindy Sanborn Promoted to Executive Vice President-Operations

JACKSONVILLE, Fla. – February 11, 2015 – CSX Corporation (NYSE: CSX) today announced that its Board of Directors unanimously elected Oscar Munoz as president, CSX Corporation, overseeing operations, sales and marketing, human resources, service design and information technology. Munoz assumes this new role effective immediately and also remains chief operating officer.

“Oscar has served CSX with distinction as both chief operating officer and chief financial officer, and I am proud to welcome him to this new role,” said Michael J. Ward, chairman and chief executive officer. “Oscar’s insights and experience in his critical CSX roles over the past 12 years, combined with his extensive executive experience at major multinationals before joining our company, position CSX to capitalize on a dynamic global market and growing demand for freight rail services, today and into the future.”

Before joining CSX in 2003, Munoz served as chief financial officer and vice president of AT&T Consumer Services. He also has held key executive positions with other major corporations including The Coca-Cola Company and PepsiCo, Inc.

“It is a privilege to take on this role at a time when CSX is becoming stronger than ever,” said Munoz. “Together with our 31,000 talented employees and this experienced leadership team, CSX is intensifying the execution of its core strategy to capitalize on the many growth opportunities before us and create sustainable value for our customers, our shareholders and the communities we serve.”

CSX also today announced the promotion of Vice President and Chief Transportation Officer Cindy Sanborn to the position of executive vice president-operations, reporting to Munoz, effective immediately. Over more than 25 years with CSX, Sanborn has risen through the operating department to a number of senior leadership roles, including vice president of Northern Region operations. She currently serves on the Board of Directors for Conrail, the Belt Railway of Chicago and the Indiana Harbor Belt Railroad.

“Cindy is uniquely qualified to lead CSX’s operations in this complex environment, with an unparalleled breadth and depth of experience and strong relationships across our industry,” Munoz said. “She has helped transform our team with her focus on customers and operational efficiency as well as key contributions to diversity recruiting and employee development.”

“With respected leaders moving into new roles at the highest levels, I am confident in CSX’s ability to continue gaining momentum to deliver on its commitments to shareholders, customers and our employees,” said Michael Ward. “We look forward to this new era of leadership at CSX.”

About CSX

This announcement, as well as additional financial information, is available on the company’s website at http://investors.csx.com.

CSX also uses social media channels to communicate information about the company. Although our social media channels are not intended to be the primary method of disclosure for material information, it is possible that certain information we post on social media could be deemed to be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the social media channels listed below. This list may be updated from time to time.

CSX on Twitter

CSX on Slideshare

CSX, based in Jacksonville, Florida, is a premier transportation company. It provides rail, intermodal and rail-to-truck transload services and solutions to customers across a broad array of markets, including energy, industrial, construction, agricultural, and consumer products. For more than 185 years, CSX has played a critical role in the nation’s economic expansion and industrial development. Its network connects every major metropolitan area in the eastern United States, where nearly two-thirds of the nation’s population resides. It also links more than 240 short-line railroads and more than 70 ocean, river and lake ports with major population centers and small farming towns alike. More information about CSX Corporation and its subsidiaries is available at www.csx.com.

Like us on Facebook (http://www.facebook.com/OfficialCSX) and follow us on Twitter (http://twitter.com/CSX).

Forward-looking Statements

This information and other statements by the company may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, margins, volumes, rates, cost-savings, expenses, taxes, liquidity, capital expenditures, dividends, share repurchases or other financial items, statements of management’s plans, strategies and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved, statements concerning proposed new services, and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “will,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” “preliminary” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company updates any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by any forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by any forward- looking statements include, among others; (i) the company’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic, political or business conditions, including those affecting the transportation industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; (v) the outcome of claims and litigation involving or affecting the company; (vi) natural events such as severe weather conditions or pandemic health crises; and (vii) the inherent uncertainty associated with projecting economic and business conditions.

Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

Contact:

Melanie Cost

904-359-1702